SECURITIES AND EXCHANGE COMMISSION
`
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 16, 2005.
FBR Securitization, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-127901	20-2028732

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Nineteenth Street North, Arlington, VA	22209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (703) 312-9500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     FBR Securitization, Inc. (the “Registrant”) registered issuance of its First NLC Trust 2005-3, Mortgage-Backed Notes, Series 2005-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (333-127901) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $388,245,000 aggregate principal amount of Class A and Class M of its First NLC Trust 2005-3, Mortgage-Backed Notes, Series 2005-3 (collectively, the “Notes”) on November 16, 2005. This Current Report on Form 8-K is being filed to satisfy the undertaking contained in the definitive Prospectus dated September 7, 2005, as supplemented by the Prospectus Supplement dated November 14, 2005 (the “Prospectus Supplement”) to file a copy of the Transfer and Servicing Agreement, the Indenture, and the Owner Trust Agreement (as defined below).
     The Notes were issued pursuant to an Indenture, dated as of October 1, 2005 (the “Indenture”) among First NLC Trust 2005-3, as issuer (the “Issuer”), Wells Fargo Bank, National Association, as securities administrator (the “Securities Administrator”) and HSBC Bank USA, National Association, as indenture trustee (the “Indenture Trustee”). The Indenture is attached hereto as Exhibit 4.1.
     The Notes were sold to Friedman, Billings, Ramsey & Co., Inc. and J.P. Morgan Securities Inc. (collectively, the “Underwriters”) pursuant to an Underwriting Agreement, dated as of November 14, 2005 (the “Underwriting Agreement”), by and among FBR Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC (the “Seller”), Friedman, Billings, Ramsey & Co., Inc. and the Underwriters.
     The Notes are secured by certain mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $400,876,523.78 as of October 1, 2005 and an ownership certificate issued by the Issuer pursuant to the Amended and Restated Owner Trust Agreement, dated as of November 16, 2005 (the “Owner Trust Agreement”), by and among the Depositor, Wilmington Trust Company, as owner trustee, and the Securities Administrator. A copy of the Owner Trust Agreement is attached hereto as Exhibit 99.2.
     The Mortgage Loans will be serviced by Wells Fargo Bank, National Association, as servicer (the “Servicer”) pursuant to the terms of a Transfer and Servicing Agreement dated as of October 1, 2005, by and among the Issuer, the Depositor, the Seller, the Securities Administrator, the Indenture Trustee, the Servicer, Clayton Fixed Income Services Inc., as credit risk manager, Ocwen Loan Servicing, LLC, as interim servicer, and Wells Fargo Bank, National Association, as master servicer. A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.
Information and Exhibits
(a)	Financial Statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.
4.1	Indenture, dated as of October 1, 2005, among First NLC Trust 2005-3, as issuer, Wells Fargo Bank, National Association, as securities administrator, and HSBC Bank USA, National Association, as indenture trustee.

99.1	Transfer and Servicing Agreement, dated as of October 1, 2005, by and among First NLC Trust 2005-3, as issuer, FBR Securitization, Inc., as depositor, First NLC Financial Services, LLC, as seller, Wells Fargo Bank, National Association, as securities administrator, servicer, and master servicer, Ocwen Loan Servicing, LLC, as interim servicer, Clayton Fixed Income Services Inc., as credit risk manager, and HSBC Bank USA, National Association, as indenture trustee.

99.2	Amended and Restated Owner Trust Agreement, dated as of November 16, 2005, by and among FBR Securitization, Inc., as depositor, Wells Fargo Bank, National Association, as securities administrator, and Wilmington Trust Company, as owner trustee.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2005	FBR SECURITIZATION, INC.

	By:	/s/ Michael Warden

	Name:	Michael Warden
	Title:	Vice President
[Form 8-K — First NLC Trust 2005-3 — Post-Closing]

Exhibit Index

Exhibit No.		Page

4.1	Indenture dated as of October 1, 2005, among First NLC Trust 2005-3, as issuer, Wells Fargo Bank, National Association, as securities administrator and HSBC Bank, National Association, as indenture trustee.	[Electronic Format]

99.1	Transfer and Servicing Agreement dated as of October 1, 2005, among First NLC Trust 2005-3, as issuer, FBR Securitization, Inc., as depositor, First NLC Financial Services, LLC, as seller, Wells Fargo Bank, National Association, as securities administrator, servicer, and master servicer, Ocwen Loan Servicing, LLC, as interim servicer, Clayton Fixed Income Services Inc., as credit risk manager, and HSBC Bank, National Association, as indenture trustee.	[Electronic Format]

99.2	Amended and Restated Owner Trust Agreement, dated as of November 16, 2005, by and among FBR Securitization, Inc., as depositor, Wells Fargo Bank, National Association, as securities administrator, and Wilmington Trust Company, as owner trustee.	[Electronic Format]